UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 January 22, 2004



                            ALEXANDER & BALDWIN, INC.
             (Exact name of registrant as specified in its charter)


    Hawaii               0-565                        99-0032630
    ------               -----                        ----------
(State or other       (Commission          (I.R.S. Employer Identification No.)
jurisdiction of       File Number)
incorporation)



                        822 Bishop Street, P. O. Box 3440
                             Honolulu, Hawaii 96801
                             ----------------------
              (Address of principal executive offices and zip code)


                                 (808) 525-6611
                                 --------------
                         (Registrant's telephone number,
                              including area code)

Item 12.  Disclosure of Results of Operations and Financial Condition
---------------------------------------------------------------------

         Alexander & Baldwin, Inc. issued a press release on January 22, 2004, announcing its 2003 fourth quarter and year-end consolidated earnings. This information, attached as Exhibit 99.1, is being furnished to the SEC pursuant to Item 12 of Form 8-K.

         (a)      Exhibits
                  --------

                  99.1 Press Release announcing 2003 fourth quarter and year-end consolidated earnings issued on January 22, 2004.


                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 22, 2004


                            ALEXANDER & BALDWIN, INC.



                            By: /s/ James S. Andrasick
                                ----------------------
                            James S. Andrasick
                            Executive Vice President, Chief Financial
                            Officer and Treasurer